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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 12, 2002



                           Champion Enterprises, Inc.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)



                                    Michigan
               --------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           1-9751                                         38-2743168
-------------------------                     --------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)


          2701 Cambridge Court, Suite 300, Auburn Hills, Michigan 48326
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)





Registrant's telephone number, including area code: 248/340-9090



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ITEM 7.  EXHIBITS.

Exhibit
Number
------

  99.1 Certification of chief executive officer of Registrant, dated November 12, 2002, relating to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 28, 2002.

  99.2 Certification of chief financial officer of Registrant, dated November 12, 2002, relating to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 28, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

         Attached as Exhibit 99.1 is the certification of Walter R. Young, our chief executive officer under section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of Phyllis A. Knight, our chief financial officer, under section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied the filing of our Quarterly Report of Form 10-Q for the quarterly period ended September 28, 2002 on November 12, 2002, as correspondence to the Securities and Exchange Commission.



                                       1

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHAMPION ENTERPRISES, INC.



                                     By:      /s/ PHYLLIS A. KNIGHT
                                              ---------------------------------
                                              Phyllis A. Knight
                                              Executive Vice President and
                                              Chief Financial Officer




Date:  November 12, 2002



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                                INDEX TO EXHIBITS


Exhibit No.                           Description
-----------                           -----------


  99.1 Certification of chief executive officer of Registrant, dated November 12, 2002, relating to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 28, 2002.

  99.2 Certification of chief financial officer of Registrant, dated November 12, 2002, relating to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 28, 2002.